UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 500

New York, NY 10151

(Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 500

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 725-0805

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ? 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

December 31, 2025

PINNACLE VALUE FUND

PVFIX

ADDITIONAL INFORMATION

This Annual Shareholder Report contains important information about the Pinnacle Value Fund - PVFIX for Jan. 1, 2025 to Dec. 31, 2025.

You can find additional information at www.pinnaclevaluefund.com. You can also request this information by calling (877) 369-3705 X111.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Pinnacle Value Fund	$128	1.24%

*Annualized

managment’s discussion of fund performance

Our Fund’s NAV rose 6% in 2025, versus the benchmark Russell 2000 which rose 12.8%. There’s no way to sugarcoat our lackluster performance. Basically, three of our larger positions (Unifi, Culp, Hurco) declined and the rest of the portfolio’s performance was not enough to overcome the impact. On a positive note, our largest position Gulf Island Fabrication received a $12/sh cash takeover bid from a strategic buyer. With a cost basis $3.88/sh, we’re grateful for the bid.

The US small cap market, as measured by the R2000, had a surprising year. The first quarter saw a decline of almost 10% as the market dealt with the first iteration of tariffs that sparked global inflation fears. The remaining quarters were up as tariffs were reduced and inflation fears subsided. The AI trade remained strong helping big tech stocks to lead the market higher. Crypto, digital assets and precious metals kept the rally going as did expectations of further Fed rate cuts. The market euphoria continued and in the end FOMO (fear of missing out) seemed to rule the day.

As is shown on the next page, detractors outweighed contributors to performance. As mentioned earlier, our biggest detractors were Unifi, Culp and Hurco which are all facing cyclical headwinds.

Unifi and Culp are dealing with weak furniture sales from a subdued housing market while Hurco is dealing with weak machine tool demand in the face of worldwide economic uncertainty. All three are working to reduce their expense levels to match lower sales but it is taking longer than expected. Fortunately, all have strong brand names, capable managements and reasonable balance sheets that provide needed flexibility. We have not sold a share and added modestly to each.

Contributors to performance included the aforementioned Gulf Island which received a $12/sh cash bid. We’ve owned Gulf Island a few years and its rise to stardom was not always smooth. Setbacks included major hurricane damage, project cost overruns and litigation. Fortunately, a capable management team overcame the obstacles and a return to profitability attracted a capable suitor. We were very patient with Gulf Island as we thought they were fundamentally on track despite the setbacks. Agriculture conglomerate Seaboard also did well as margins continued to improve. Finally, our precious metals ETFs benefitted from higher gold/silver prices.

Security purchases were slightly higher than sales in 2025 as we harvested winners and redeployed the proceeds appropriately. We added several new positions during the year including Diodes (electronic components), Innospec (chemicals), Marten Transport (refrigerated trucking), PetMed Express (pet pharmacy), San Juan Royalty Trust (oil & gas royalty trust), Seadrill (offshore driller), Stepan (chemicals) and Sifco (turbine components). All were purchased at attractive valuations, have capable managements, reasonable business models and strong balance sheets. We trimmed several positions on valuation and eliminated Getty Realty, Graham and our two precious metals ETFs. All were sold for long term capital gains to minimize taxes.

There has been no change in our fundamental outlook. We continue to believe the US stock market remains fully valued based on reliable metrics like P/E, price to book and price to cash flow. We believe interest rates will stay higher for longer as the Fed continues to walk the fine line of containing inflation while fostering economic growth. It’s unclear how much longer high deficit spending can continue without putting additional upward pressure on long term interest rates. Lots of capital is being spent on AI but its impact on corporate profits is unclear. 2026 is an election year so we may see some government stimulus but how the recipients respond is a wild card.

The impact of tariffs remains to be seen as many firms are now working through low-cost inventory purchased at pre tariff prices. Once that inventory is exhausted, higher cost inventory may lead to higher prices, We agree with proponents of a K shaped economy. Those at the upper end of the economic spectrum are enjoying the wealth effect of higher asset prices while those at the lower end face numerous headwinds including higher prices, rising health care costs, affordability issues and a difficult hiring market that could be further challenged by AI technology. For the moment the unemployment rate remains steady but that could change quickly if any dislocation causes asset prices to fall significantly.

By now you should have received your yearend statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities arise and are searching diligently for such opportunities. Your portfolio manager remains a major Fund shareholder and buys shares opportunistically.

John E. Deysher Pinnacle Value Fund

President & Portfolio Manager

745 Fifth Ave.- 500

New York, NY 10151

212-725-0805

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Pinnacle Value Fund	5.95%	11.20%	7.18%
Russell 2000 Index	12.81%	6.09%	9.62%

Cumulative Performance Comparison of $10,000 Investment

Pinnacle Value Fund $20,014
Russell 2000 Index $25,046
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
12/31/2015
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018
6/30/2019
12/31/2019
6/30/2020
12/31/2020
6/30/2021
12/31/2021
6/30/2022
12/31/2022
6/30/2023
12/31/2023
6/30/2024
12/31/2024
6/30/2025
12/31/2025

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares held in taxable accounts. Updated performance data current to the most recent month-end can be obtained by calling 877-369-3705 X111.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$35,769,200	41	24.00%	$318,821

TOP 10 POSITIONS	% NET ASSETS
1.Gulf Island Fabrication- engineering/design/fabrication	11.6%
2. Hurco- machine tool maker with worldwide distribution	4.6%
3. Seaboard- agricultural conglomerate	4.1%
4. Unifi- texturized nylon/polyester yarn used in fabrics	3.6%
5. Ingles Markets- Southeastern retail grocery chain	3.6%
6. Culp Inc.- fabrics for furniture & mattress coverings	3.3%
7. Bristow Group- helicopter services to commercial/government clients	3.1%
8. Weyco Group- wholesale & retail men’s shoes	2.9%
9. First Acceptance- non standard auto insurance	2.7%
10. Aersale- aviation services	2.6%
Total	42.1%

YTD TOP 5 Contributors (includes dividends)
1.Gulf Island Fabrication	5.5%
2. Seaboard	2.1%
3. First Acceptance	0.8%
4. Sprott goldminers ETF	0.8%
5. Sprott junior gold miners ETF	0.7%

YTD TOP 5 Detractors (includes dividends)
1. Unifi	-2.7%
2. Culp	-2.2%
3. Hurco	-1.1%
4. Weyco	-0.4%
5. Shoe Carnival	-0.4%

SECURITY CLASSIFICATIONS
Government Money Market Funds	30.4%
Apparel & Textiles	11.3%
Consumer Goods & Services	10.4%
Industrial Goods & Services	8.4%
Transportation	8.0%
Construction & Fabrication	7.9%
Energy	6.5%
Banks & Thrifts	4.0%
Closed End & Exchange Traded Funds	2.8%
Insurance & Real Estate	2.6%
Technology	1.8%
Total	100.0%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Pinnacle Value Fund at 877-369-3705 X115, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For more information about the Fund; including the prospectus, financial information, holdings and proxy information, see www.pinnaclevaluefund.com or call 877-369-3705 X111.

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns.

FYE 12/31/25      FYE 12/31/24

Audit services             $12,850                  $12,600

Tax services                  $2,800                     $2,800

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                        FYE 12/31/25   FYE 12/31/24

Registrant                                                                $0                        $0

Registrant’s Investment Adviser                    $0                        $0

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Included in Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

PINNACLE VALUE FUND

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL FINANCIAL STATEMENTS

DECEMBER 31, 2025

www.pinnaclevaluefund.com

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

			Schedule of Investments
		December 31, 2025
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textiles - 7.42%
61,442	Crown Crafts, Inc.	$ 292,642	$ 170,194
334,812	Culp, Inc. *	1,685,291	1,191,931
368,700	Unifi, Inc. *	2,193,769	1,290,450
		4,171,702	2,652,575	7.42%

Banks & Thrifts - 3.21%
11,007	Hope Bancorp, Inc.	39,801	120,637
33,191	OP Bancorp	256,436	468,657
25,757	PCB Bancorp	317,122	557,639
		613,359	1,146,933	3.20%
Chemicals - 0.71%
1,628	Innospec, Inc.	138,626	124,607
2,723	Stepan Co.	140,774	128,961
		279,400	253,568	0.71%
Construction & Fabrication - 11.76%
346,077	Gulf Island Fabrication, Inc. *	1,342,319	4,142,542
2,000	Tri Pointe Homes, Inc. *	30,475	62,940
		1,372,794	4,205,482	11.76%
Energy - 9.55%
30,064	Bristow Group, Inc. *	363,445	1,100,944
15,570	Dorian LPG Ltd.	83,385	378,974
5,441	Sabine Royalty Trust	310,983	373,089
126,785	San Juan Royalty Trust *	697,557	712,532
129,801	Seacor Marine Holdings, Inc. *	617,004	781,402
2,000	Seadrill Ltd. *	38,593	69,200
		2,110,967	3,416,141	9.55%
Furniture & Fixtures - 1.39%
5,053	Ethan Allen Interiors, Inc.	51,290	115,411
1,234	Flexsteel Industries, Inc.	10,185	48,731
29,537	Hooker Furnishings Corp.	365,846	333,473
		427,321	497,615	1.39%
Industrial Metals - 1.97%
12,712	Friedman Industries, Inc.	57,545	260,469
14,841	Omega Flex, Inc.	503,659	436,919
1,000	SIFCO Industries, Inc. *	6,212	5,580
		567,416	702,968	1.97%
Insurance - 2.72%
230,498	First Acceptance Corp. *	205,039	972,010	2.72%

Power Equipment - 4.73%
6,183	AstroNova, Inc. *	52,315	53,483
106,050	Hurco Cos., Inc. *	2,198,411	1,638,472
		2,250,726	1,691,955	4.73%
Retail - 12.06%
18,724	Ingles Markets, Inc. Class A	1,256,504	1,283,530
252,235	PetMed Express, Inc. *	629,845	807,152
47,753	Shoe Carnival, Inc.	922,792	806,071
7,129	The Buckle, Inc.	94,416	380,831
33,917	Weyco Group, Inc.	753,520	1,037,521
		3,657,077	4,315,105	12.06%
Technology - 3.35%
3,000	Benchmark Electronics, Inc.	58,685	128,280
65,391	Coda Octopus Group, Inc. *	351,701	608,136
8,416	Diodes, Inc. *	332,147	415,245
8,133	Ultralife Corp. *	33,916	46,521
		776,449	1,198,182	3.35%
Transportation - 10.57%
133,505	AerSale Corp. *	671,023	949,221
51,013	Heartland Express, Inc.	571,319	460,647
1,000	Marten Transport, Ltd.	9,739	11,380
330	Seaboard Corp.	937,436	1,466,791
127,217	StealthGas, Inc. *	350,748	893,063
		2,540,265	3,781,102	10.57%

Total for Common Stock		$18,972,515	$ 24,833,636	69.43%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	69,566

Total for Closed-End & Exchange Traded Funds		$ 56,770	$ 69,566	0.19%

SHORT TERM INVESTMENTS
Money Market Fund
11,061,688	Federated Government Obligations Fund Institutional Class 3.63% **	11,061,688	11,061,688

Total for Short Term Investments		$11,061,688	$ 11,061,688	30.93%

	Total Investments	$30,090,973	$ 35,964,890	100.55%

	Liabilities in excess of other assets		(195,690)	(0.55)%

	Net Assets		$ 35,769,200	100.00%

* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at December 31, 2025.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2025

Assets:
Investment Securities at Market Value	$ 35,964,890
(Identified Cost $30,090,973)
Receivables:
Dividends and Interest	135,995
Prepaid Expenses	6,000
Shareholder Subscriptions	150
Total Assets	36,107,035
Liabilities:
Payable to Advisor	303,501
Accrued Expenses	23,100
Shareholder Redemptions	11,234
Total Liabilities	337,835
Net Assets	$ 35,769,200

Net Assets Consist of:
Paid-In Capital	$ 29,158,912
Distributable Earnings	6,610,288
Net Assets	$ 35,769,200
Net Asset Value and Redemption Price
Per Share ($35,769,200/2,245,277 shares outstanding), no par value, unlimited
shares authorized	$ 15.93

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$ 389,736
Interest	473,306
Total Investment Income	863,042
Expenses:
Investment Advisor Fees (Note 3)	430,870
Transfer Agent & Fund Accounting Fees	42,001
Insurance Fees	16,002
Audit Fees	15,399
Trustee Fees	9,600
Custodial Fees	9,202
Registration Fees	6,398
Miscellaneous Fees	5,599
Legal Fees	3,000
Printing & Mailing Fees	1,402
Total Expenses	539,473
Advisory Fees Waived by Advisor	(112,049)
Net Expenses	427,424

Net Investment Income	435,618

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,825,447
Change in Unrealized Appreciation on Investments	(1,240,770)
Net Realized and Unrealized Gain on Investments	1,584,677

Net Increase in Net Assets from Operations	$ 2,020,295

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/2025	12/31/2024
From Operations:
Net Investment Income	$ 435,618	$ 702,871
Net Realized Gain on Investments	2,825,447	2,889,106
Net Change In Unrealized Appreciation	(1,240,770)	(21,446)
Net Increase in Net Assets from Operations	2,020,295	3,570,531

From Distributions to Shareholders:
Distributions	(3,153,873)	(4,481,889)
Total Distributions to Shareholders	(3,153,873)	(4,481,889)

From Capital Share Transactions:
Proceeds From Sale of Shares (a)	1,633,481	2,003,569
Shares issued in Reinvestment of Dividends	2,956,415	4,161,021
Cost of Shares Redeemed	(4,083,408)	(3,369,804)
Net Increase from Shareholder Activity	506,488	2,794,786

Net Increase (Decrease) in Net Assets	(627,090)	1,883,428

Net Assets at Beginning of Year	36,396,290	34,512,862
Net Assets at End of Year	$ 35,769,200	$ 36,396,290

Share Transactions:
Issued	95,761	114,365
Reinvested	183,628	251,878
Redeemed	(248,107)	(195,109)
Net Increase in shares	31,282	171,134
Shares outstanding Beginning of Year	2,213,995	2,042,861
Shares outstanding End of Year	2,245,277	2,213,995

(a) Includes Redemption Fees of $498 for the year ended December 31, 2025 and $1,873 for the year ended December 31, 2024.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each year.
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Net Asset Value -
Beginning of Year	$ 16.44	$ 16.89	$ 14.33	$ 15.65	$ 14.76
Net Investment Income *	0.21	0.35	0.32	0.17	0.19
Net Gains or Losses on Securities
(realized and unrealized)	0.79	1.46	3.27	0.01	1.90
Total from Investment Operations	1.00	1.81	3.59	0.18	2.09

Distributions from Net Investment Income	(0.21)	(0.36)	(0.32)	(0.16)	(0.36)
Distributions from Capital Gains	(1.30)	(1.90)	(0.71)	(1.34)	(0.84)
Total Distributions	(1.51)	(2.26)	(1.03)	(1.50)	(1.20)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Year	$ 15.93	$ 16.44	$ 16.89	$ 14.33	$ 15.65

Total Return	5.95%	10.70%	25.37%	1.14%	14.31%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 35,769	$ 36,396	$ 34,513	$ 29,281	$ 32,107

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.57%	1.55%	1.58%	1.60%	1.56%
Ratio of Net Income to Average Net Assets	0.93%	1.67%	1.69%	0.75%	0.80%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Income to Average Net Assets	1.26%	1.97%	2.03%	1.10%	1.12%

Portfolio Turnover Rate	24.00%	21.72%	22.90%	39.67%	7.48%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Pinnacle Value Fund

Bertolet Capital Trust

Notes to Financial Statements

DECEMBER 31, 2025

1.)	ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares. Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long-term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)	Significant Accounting Policies

Security Valuation:

The Fund will primarily invest in equities and convertible securities. Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value. A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks. Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2025:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 24,833,636	$ -	$ -	$ 24,833,636
Closed-end & Exchange Traded Funds	69,566	-	-	69,566
Money Market Funds	11,061,688	-	-	11,061,688
Investments at Market	$ 35,964,890	$ -	$ -	$ 35,964,890

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end. The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2025. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2025, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2025 the Fund held approximately 31% of net assets in the Federated Government Obligations Fund Institutional Class.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Income Taxes:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short-term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2025 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. There were $498 in early redemption fees for the year ended December 31, 2025, and $1,873 in early redemption fees for the year ended December 31, 2024.

3.)	Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser). Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter. For the year ended December 31, 2025, Adviser earned $430,870 in fees which are paid yearly. For the year ended December 31, 2025, the Adviser waived $112,049 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser. Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2026.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund. Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation. Adviser is entitled to recoup $108,089 through December 31, 2026, $109,853 through December 31, 2027. and $112,049 through December 31, 2028.

4.)	SEGMENT REPORTING

The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of operations, and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight, the Adviser is deemed to be the Chief Operating Decision Maker.

5.)	Purchases and Sales of Securities

For the year ended December 31, 2025, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $5,696,587 and $5,568,875, respectively.

6.)	FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2025. Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of wash losses.

For the year ended December 31, 2025 the Fund paid an ordinary income distribution of $0.21 per share, short-term capital gain of $0.07 per share, and a long-term capital gain of $1.23 per share. For the year ended December 31, 2024 the Fund paid an ordinary income distribution of $0.36 per share, and a long-term capital gain of $1.90 per share.

The tax nature of distributions paid during the year ended December 31, 2025, and 2024, were as follows:

	2025	2024
Ordinary Income	$582,914	$719,035
Long Term Capital Gain	$2,570,959	$3,762,854
	$3,153,873	$4,481,889

At December 31, 2025, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 30,129,726

Gross tax unrealized appreciation	$ 6,488,958
Gross tax unrealized depreciation	(653,794)
Net tax unrealized appreciation	5,835,164
Undistributed ordinary income	5,807
Accumulated capital and other gains - net	769,317
Total Distributable Earnings	$ 6,610,288

At December 31, 2025, the Fund had no capital loss carryforwards. At December 31, 2025, the Fund had no post-October losses.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; management considers the risk of loss from such claims to be remote.

8.) NEW ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update 2023-09 ("ASU 2023-09"), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which enhances the transparency and decision usefulness of income tax disclosures. The amendments are effective for annual periods beginning after December 15, 2024. The Fund has adopted ASU 2023-09, which did not have a material impact on the Fund's financial statements or disclosures.

9.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Bertolet Capital Trust

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2026

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (Unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven trading days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (70)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Bruce C. Baughman (77)	Trustee	Unlimited	Private Investor	None
January 2023

Richard M. Connelly (70)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (60)	Trustee	Unlimited	Entrepreneur	None
		Since Inception	Private Investor

TRUSTEES AND SERVICE PROVIDERS

Trustees: Bruce C. Baughman, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: Huntington Bank, 41 South High Street, Columbus, OH 43287

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 16. Controls and Procedures.

(a)	Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)	Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

President

Bertolet Capital Trust

Date: March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John E. Deysher

President

Bertolet Capital Trust

Date: March 5, 2026